Exhibit 99.1


              Gladstone Capital Reports First Quarter Financial
                        Results for December 31, 2003

    MCLEAN, Va., Feb. 17 /PRNewswire-FirstCall/ -- Gladstone Capital Corp. (Nasdaq: GLAD) announced today that its Net Increase in Stockholders' Equity Resulting from Operations for the first quarter ended December 31, 2003 was $1,381,074 or $0.13 per diluted common share as compared to $2,412,154 or $0.24 per diluted common share for the quarter ended December 31, 2002, a decrease of 46%. The decrease was due to unrealized depreciation. The Net Investment Income for the quarter ended December 31, 2003, increased from $2,412,154 or $0.24 per diluted common share to $2,938,636 or $0.28 per diluted common share, a $526,482 or 22% increase from the prior year's quarter. The Company pays its dividends based on Net Investment Income.
Total assets were $224,211,301 at December 31, 2003 and $214,566,663 at
September 30, 2003.
    "The depreciation of several loans was the primary reason for the change in stockholders' value this quarter. To date, all of our loans are current. The Company pays dividends from its Net Investment Income," said a spokesperson for the Company. "While loan production has been slow, we expect 2004 to be a good year."
    For further information please contact Skye Breeden or Harry Brill at 703-286-7000. The company will have a conference call at 9:30 a.m. EST, February 18, 2004. Please call 1-877-625-9185 and use the ID code 390377 and you will be placed on hold until the conference starts. An operator will monitor the call and set a queue for the questions. The replay number will be available for approximately 30 days. The replay number is 1-888-266-2081 and use ID code 390377 to access the call.
    The attached financial statements are without footnotes so readers should obtain our Form 10-Q for the period ended December 31, 2003 and review the notes as well. We have filed this Form 10-Q with the Securities and Exchange Commission ('SEC') which can be retrieved at the SEC website at www.SEC.gov or from Gladstone Capitals web site at www.GladstoneCapital.com. A paper copy can be obtained by writing to us at 1616 Anderson Road, McLean, VA 22102.

    This press release may include statements that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements with regard to the future performance of the Company. Words such as "believes," "expects," "projects" and "future" or similar expressions are intended to identify forward-looking statements.
These forward-looking statements inherently involve certain risks and uncertainties, although they are based on the Company's current plans that are believed to be reasonable as of the date of this press release. Factors that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements include, among others, those factors listed under the caption "Risk factors" of the Company's Form 10-K for the Fiscal Year Ended September 30, 2003, as filed with the Securities and Exchange Commission on December 11, 2003. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.



    GLADSTONE CAPITAL CORPORATION

    CONSOLIDATED BALANCE SHEETS
                                               December 31,     September 30,
                                                  2003              2003
                                               (Unaudited)        (Audited)
    ASSETS
      Investments at fair value
       (Cost 12/31/2003: $120,663,277;
       9/30/2003: $109,529,893)               $118,883,375      $109,307,553
      Cash and cash equivalents                  7,252,566        21,143,972
      Cash and cash equivalents pledged as
       collateral                               95,001,094        80,022,249
      Interest receivable -- investments in
       debt securities                           1,043,095         1,041,943
      Interest receivable -- cash and cash
       equivalents                                   1,302               955
      Interest receivable -- officers               19,543           108,657
      Due from custodian                            37,500         1,207,000
      Prepaid assets                             1,473,355         1,479,815
      Other assets                                 499,471           254,519

    TOTAL ASSETS                              $224,211,301      $214,566,663

    LIABILITIES AND STOCKHOLDERS' EQUITY

    LIABILITIES
      Accounts payable                             $91,052           $23,247
      Dividends payable                                  -         3,327,009
      Accrued expenses and
       deferred liabilities                      2,059,550         1,965,025
      Repurchase agreement                      93,101,000        78,449,000

         Total Liabilities                     $95,251,602       $83,764,281

    STOCKHOLDERS' EQUITY
    Common stock, $0.001 par value,
     50,000,000 shares
     authorized and 10,081,844 and
     10,071,844 shares issued
     and outstanding, respectively                 $10,082           $10,082
    Capital in excess of par value             140,416,674       140,416,674
    Notes receivable -- officers                (8,882,688)       (8,985,940)
    Net unrealized depreciation on
     investments                                (1,779,902)         (222,340)
    Undistributed/(overdistributed)
     net investment income                        (804,467)         (416,094)

         Total Stockholders' Equity           $128,959,699      $130,802,382

    TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY                     $224,211,301      $214,566,663



    GLADSTONE CAPITAL CORPORATION

    SCHEDULE OF INVESTMENTS
    AS OF SEPTEMBER 30, 2003
    (UNAUDITED)


    COMPANY(1)    INDUSTRY       INVESTMENT         COST           FAIR VALUE


    America's     Water heater   Senior Term
    Water Heater  rentals        Debt(2)(4)      $12,000,000       $12,000,000
    Rentals,      and
    LLC           servicing


    ARI Holdings, Manufacturing  Senior Term
    Inc.          auto parts     Debt(2)(3)(4)     3,547,683         3,543,248
                                 Senior Term
                                 Debt(2)           1,425,000         1,423,219


    Burt's Bees,  Personal and   Senior Term
    Inc.          household      Debt              1,000,000         1,005,000
                  products


    Coyne         Industrial     Senior Term
    International services       Debt
    Enterprises                  (2)(3)(4)        15,499,837        15,325,464
    Corp.


    Finn          Manufacturing  Senior
    Corporation   landscape      Subordinated
                  equipment      Term Debt(4)     10,500,000         9,121,875
                                 Common
                                 Stock
                                 Warrants
                                 for 2%
                                 Ownership            37,000           435,649


    Fugate &      Imaging        Senior Term
    Associates,   supplies       Debt(4)           3,325,000         3,325,000
    Inc.                         Senior Term
                                 Debt(4)           1,666,666         1,666,666


    GQM           Designer and   Senior Term
    Acquisition   assembler      Debt              7,500,000         7,500,000
    Corp.         of quilting    Senior Term
    d/b/a         machines       Debt              7,000,000         7,000,000
    Gammill,      and
    Inc.          accessories


    Home Care     Medical        Senior Term
    Supply, Inc.  equipment      Debt
                  rental         (2)(4)(5)        18,000,000        18,494,100


    Inca Metal    Material       Senior Term
    Products      handling       Debt(2)(4)        2,500,000         2,246,875
    Corp.         and
    Kingway       storage
    Acquisition,  products
    Inc.
    Clymer
    Acquisitions,
    Inc.


    Marcal Paper  Manufacturing  Senior
    Mills, Inc.   paper          Subordinated
                  products       Term Debt
                                 (2)(4)            6,975,000         6,155,438
                                 First
                                 Mortgage
                                 Debt(3)           9,187,091         9,187,091


    Mistras       Nondestructive Senior Term
    Holdings,     testing        Debt (2)         10,000,000         9,987,500
    Inc.          instruments,   Senior Term
                  systems and    Debt (2)          5,000,000         4,993,750
                  services


    Wingstop      Restaurant --  Senior Term
    Restaurants   fast food      Debt (4)          3,500,000         3,482,500
    International,               Senior Term
    Inc.                         Debt (4)          2,000,000         1,990,000

                                                $120,663,277      $118,883,375


    (1) We do not "Control," and are not an "Affiliate" of, any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, we would "Control" a portfolio company if we owned 25% or more of its voting securities and would be an "Affiliate" of a portfolio company if we owned 5% or more of its voting securities.

    (2) Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt.

    (3) Has some paid in kind (PIK) interest. Refer to Note 2 "Summary of Significant Accounting Policies" of Form 10-K for the fiscal year ended September 30, 2003.

    (4) Fair value was based on valuation prepared and provided by Standard & Poor's Loan Evaluation Services.

    (5) Includes a success fee with a fair value of $473,400.



    GLADSTONE CAPITAL CORPORATION

    SCHEDULE OF INVESTMENTS
    AS OF SEPTEMBER 30, 2003
    (UNAUDITED)


    COMPANY(1)        INDUSTRY        INVESTMENT     COST          FAIR VALUE

    America's         Water heater    Senior Term
    Water Heater      rentals and     Debt(2)(4)     $12,000,000   $12,000,000
    Rentals, LLC      servicing


    ARI Holdings,     Manufacturing   Senior Term
    Inc.              auto parts      Debt(2)(3)       3,511,667     3,511,667
                                      Senior Term
                                      Debt(2)          1,500,000     1,500,000


    Coyne
    International     Industrial      Senior Term
    Enterprises       services        Debt(2)(3)(4)   15,421,740    15,306,077
    Corp.


    Finn              Manufacturing   Senior
    Corporation       landscape       Subordinated
                      equipment       Term Debt(4)    10,500,000    10,421,250
                                      Common Stock
                                      Warrants for
                                      2% Ownership        37,000       431,111


    Fugate &          Imaging         Senior Term
    Associates, Inc.  supplies        Debt(4)          3,412,500     3,412,500
                                      Senior Term
                                      Debt(4)          1,833,333     1,833,333


    Home Care         Medical         Senior Term
    Supply, Inc.      equipment       Debt(2)(4)(5)   18,000,000    18,428,400
                      rental


    Inca Metal        Material        Senior Term
    Products Corp.    handling        Debt(2)(4)       5,775,000     4,995,375
    Kingway           and storage
    Acquisition,      products
    Inc.
    Clymer
    Acquisitions,
    Inc.


    Kozy Shack        Food            Senior Term
    Enterprises,      production      Debt(2)(4)         900,000       909,000
    Inc.              and sales



    Marcal Paper      Manufacturing   Senior
    Mills, Inc.       paper products  Subordinated
                                      Term Debt(2)(4)  6,975,000     6,922,687
                                      First Mortgage
                                      Debt(3)          9,163,653     9,163,653


    Mistras            Nondestructive Senior Term
    Holdings,          testing        Debt(2)         10,000,000    10,000,000
    Inc.               instruments,   Senior Term
                       systems and    Debt (2)         5,000,000     5,000,000
                       services



    Wingstop           Restaurant -   Senior Term
    Restaurants        fast food      Debt(4)          3,500,000     3,482,500
    International,                    Senior Term
    Inc.                              Debt(4)          2,000,000     1,990,000

                                                    $109,529,893  $109,307,553


    (1) We do not "Control," and are not an "Affiliate" of, any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, we would "Control" a portfolio company if we owned 25% or more of its voting securities and would be an "Affiliate" of a portfolio company if we owned 5% or more of its voting securities.

    (2) Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt.

    (3) Has some paid in kind (PIK) interest. Refer to Note 2 "Summary of Significant Accounting Policies" of Form 10-K for the fiscal year ended September 30, 2003.

    (4) Fair value was based on valuation prepared and provided by Standard & Poor's Loan Evaluation Services.

    (5) Includes a success fee with a fair value of $473,400.



    GLADSTONE CAPITAL CORPORATION

    CONSOLIDATED STATEMENT OF OPERATIONS
    (UNAUDITED)                                Three Months      Three Months
                                                  Ended             Ended
                                               December 31,      December 31,
                                                   2003              2002
    INVESTMENT INCOME
      Interest income -- investments            $3,539,696        $2,927,663
      Interest income -- cash and cash
       equivalents                                  48,621           198,166
      Interest income -- notes receivable
       from officers                               108,632           109,603
      Managerial assistance fees                   255,000                 -
      Other income                                  16,000                 -
         Total Investment Income                $3,967,949        $3,235,432

    EXPENSES
      Salaries and benefits                       $390,707          $433,240
      Rent                                          37,760            54,620
      Professional fees                            177,658           114,690
      Directors fees                                24,333            13,500
      Insurance                                     74,011            71,154
      Stockholder related costs                     52,660            11,565
      Financing fees                               144,996                 -
      General and administrative                   127,188           124,509
        Total Expenses                          $1,029,313          $823,278

    NET INVESTMENT INCOME                       $2,938,636        $2,412,154

     Net unrealized depreciation on
      investments                               (1,557,562)                -

    NET INCREASE IN STOCKHOLDERS' EQUITY
     RESULTING FROM OPERATIONS                  $1,381,074        $2,412,154

    NET INCREASE IN STOCKHOLDERS' EQUITY
     RESULTING FROM OPERATIONS PER
     COMMON SHARE
      Basic                                          $0.14             $0.24
      Diluted                                        $0.13             $0.24

    WEIGHTED AVERAGE SHARES OF COMMON
     STOCK OUTSTANDING
      Basic                                     10,081,844        10,071,844
      Diluted                                   10,333,529        10,124,197



    GLADSTONE CAPITAL CORPORATION

    FINANCIAL HIGHLIGHTS
    (UNAUDITED)
                                                Three Months      Three Months
                                                   Ended             Ended
                                                December 31,      December 31,
                                                    2003             2002
    Per Share Data(1)
    Net asset value at beginning of period          $12.97           $12.97
    Net investment income                             0.29             0.24
    Net unrealized (loss)/gain on investments        (0.15)               -
    Distributions from net investment income         (0.33)           (0.23)
    Repayment of principal on notes receivable        0.01                -
    Net asset value at end of period                $12.79           $12.98


    Per share market value at beginning of period   $19.45           $16.88
    Per share market value at end of period          22.35            16.47
    Total return(2)(3)                               16.71%           -1.07%
    Shares outstanding at end of period         10,081,844       10,071,844

    Ratios/Supplemental Data
    Net assets at end of period               $128,959,699     $130,758,904
    Average net assets                        $129,002,039     $131,563,142
    Ratio of operating expenses to
     average net assets -- annualized                 3.19%            0.63%
    Ratio of net investment income to
     average net assets -- annualized                 9.11%            1.83%


    (1) Basic per share data.

    (2) Amounts were not annualized for the results of the three month periods ended December 31, 2003 and December 31, 2002.

    (3) Total return equals the increase of the ending market value over the beginning market value plus distributions divided by the beginning market value.


SOURCE  Gladstone Capital Corp.
    -0-                             02/17/2004
    /CONTACT: Skye Breeden or Harry Brill of Gladstone Capital Corp., +1-703-286-7000/
    /Web site:  http://www.gladstonecapital.com/
    (GLAD)

CO:  Gladstone Capital Corp.
ST:  Virginia
IN:  FIN
SU:  ERN CCA